6. Promissory Note Receivable	12 Months Ended
Jul. 31, 2019
Notes
6. Promissory Note Receivable

6.      Promissory Note Receivable

On August 31, 2018, the Company entered into a definitive agreement, as amended by the Supplemental Agreement dated October 15, 2018 and the Second Supplemental Agreement dated December 26, 2018 (collectively, the “Framework Agreement”), with VLF Holdings LLC, an Oregon limited liability company d/b/a Diem Cannabis (“Diem”) to provide TDMA LLC, a Massachusetts subsidiary of Diem (“TDMA”) with up to US$12.5 million (the “Funding”) over the next three years to develop and operate a large-scale cultivation and processing facility (the “Site”) and up to four dispensaries (the “Dispensaries”).

The Funding will be in the form of (i) promissory notes advanced at various stages of development of operations in the state; and (ii) the purchase price for real property acquisitions with respect to Sites and Dispensaries. Newly-formed subsidiaries of RLTY Development MA 1 LLC will acquire title to the real property purchased in respect of the Site and Dispensary acquisitions and will enter into leases (“Leases”) with TDMA (or its nominee) with respect to their operation. The Leases will be “triple net” and will include payments of (i) annual base rent; (ii) percentage rent calculated as 15% of net sales; and (iii) additional rent relating to the costs of property insurance, real estate taxes and any maintenance and repair.

The Funding will be secured by (i) guarantees of the payment and performance of all obligations of TDMA by Diem and certain of its subsidiaries (the “Entity Guarantors”) and key individuals (the “Individual Guarantors”); (ii) liens over all of the assets of the Entity Guarantors; and (iii) pledges by the Entity Guarantors and Individual Guarantors of all equity interests in Diem and/or its subsidiaries.

Once the Site and Dispensaries are operational and the Leases have been entered into, the Framework Agreement Promissory Note and all subsequently issued promissory notes (including interest accrued thereon) will be deemed satisfied in full.

During the year ended July 31, 2019, and pursuant to the Funding, the Company entered into various promissory note agreements (the “Framework Agreement Promissory Note”) with TDMA for $3,216,274 (US $2,446,208) (July 31, 2018 - $Nil) as a working capital advance for licenses, Site build out, identification and negotiation of the purchase agreements for the Site and Dispensaries. The Framework Agreement Promissory Note bears interest of 10% per annum and is due on February 28, 2021, unless earlier satisfied as described below.

On August 23, 2019, the Company entered into a Termination of Framework Agreement (the “Termination”) with Diem. Pursuant to the termination, the Company will convey titles of certain properties (Note 7) to TDMA in exchange of two promissory notes (the “Property Promissory Note”) for US $372,500. The Framework Agreement Promissory Note bears interest of 10% per annum and is due on August 31, 2021.

On September 26, 2019, the Company entered into a definitive Membership Interest Purchase Agreement (the “MIPA”) with TDMA to acquire all of the issued and outstanding equity in TDMA Orange, LLC, a Diem Cannabis subsidiary. Pursuant to the terms of the MIPA, the Company obtains 100% interest in two cultivation licenses and a processing license in the county of Orange, in the Commonwealth of the State of Massachusetts.

As consideration, the Company will forgive the Framework Agreement Promissory Note and Property Promissory Note including accrued interest, cross collateralization and general security arrangement.

Continuity for the years ended July 31, 2019 and 2018 is as follows:

Total $
Balance, July 31, 2018 and 2017	-
Funds advanced	3,216,274
Accrued interest	197,429
Foreign exchange	(1,282)
Balance, July 31, 2019	3,412,421